SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



                              Date of Report
                    (Date of earliest event reported):
                              March 25, 1997



                  Central Illinois Public Service Company
            (Exact name of registrant as specified in charter)


     Illinois                 1-3672                     37-0211380
(State or other          (Commission File           (IRS Employer
jurisdiction of          Number)                    Identification
incorporation)                                      Number)


            607 East Adams Street, Springfield, Illinois  62739
                 (Address of principal executive offices)



Registrant's telephone number, including area code:  (217) 523-3600

Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits.

(c)  Exhibits:

     1.03 Amendment dated March 18, 1997, to Distribution Agreement dated June 1, 1995, between Central Illinois Public Service Company and the Agents named therein.

     4.03 Form of Supplemental Indenture providing for Medium-Term Notes, as series of First Mortgage Bonds.

The above exhibits are filed herewith in connection with the Company's Registration Statements on Form S-3 (Registration No. 33-56063 and No. 333-18473) which became effective November 21, 1994 and March 14, 1997, respectively.

                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Central Illinois Public Service Company


                             /s/ Robert C. Porter
                        ___________________________________
                                 Robert C. Porter
                                 Treasurer



Date:  March 25, 1997

                               EXHIBIT INDEX



Exhibit No.                        Description

   1.03 Amendment dated March 18, 1997, to Distribution Agreement dated June 1, 1995, between Central Illinois Public Service Company and the Agents named therein.

   4.03 Form of Supplemental Indenture providing for Medium-Term Notes, as series of First Mortgage Bonds.